UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

DoorDash, Inc.
(Name of Registrant as Specified In Its Charter)
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☒	No fee required.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.
☐	Fee paid previously with preliminary materials.

Following the filing of its proxy statement on Schedule 14A (the “Proxy Statement”) for the 2022 annual meeting of stockholders (the “Annual Meeting”) with the Securities and Exchange Commission on May 2, 2022, DoorDash, Inc. (“DoorDash”) discovered a typo in the date of the Annual Meeting. Accordingly, DoorDash is amending the Proxy Statement solely in order to correct the day of the week on which the meeting will occur from “Tuesday, June 23, 2022” to “Thursday, June 23, 2022.” There are no other revisions to the Proxy Statement.